Filed pursuant to Rule 497(a)(1)

File No. 333-145804

Rule 482 ad

APOLLO INVESTMENT CORPORATION

PRICES PUBLIC OFFERING OF COMMON STOCK

New York, N.Y. – May 13, 2008 – Apollo Investment Corporation (NASDAQ: AINV) announces today that it has priced its public offering of 22,327,500 shares of its common stock at an offering price of $17.11 per share, raising approximately $382 million of gross proceeds (without taking into account underwriting commissions). Reflecting support of the Company, Leon Black, Chairman and Chief Executive Officer of Apollo Global Management, LLC (“AGM”) and Joshua Harris, President of AGM have each subscribed for $10 million and $2.5 million, respectively, worth of shares at the same price of $17.11 per share. The offering is subject to customary closing conditions and is expected to close on May 16, 2008.

The Company expects to use the net proceeds of the offering to repay indebtedness owed under its senior credit facility, to make investments in portfolio companies in accordance with its investment objective and for general corporate purposes. J.P. Morgan Securities Inc., Keefe, Bruyette &Woods, Inc., SunTrust Robinson Humphrey, Inc. and BB&T Capital Markets are the underwriters for the offering. J.P. Morgan Securities Inc. is sole bookrunning manager for the offering.

A shelf registration statement relating to the shares in this offering has been filed with the Securities and Exchange Commission and is effective.

This press release does not constitute an offer to sell or a solicitation of an offer to buy the offered shares, and none of these shares may be sold in any state in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Investors are advised to carefully consider the investment objectives, risks and charges and expenses of the Company before investing. The prospectus supplement, dated May 13, 2008, and prospectus, dated September 10, 2007, contains this and other information about Apollo Investment Corporation and should be read carefully before investing. The offering may be made only by means of a prospectus and a related prospectus supplement, copies of which may be obtained from: J.P. Morgan Securities Inc., 4 Chase Metrotech Center, CS Level, Brooklyn, NY 11245 (telephone number: 866-430-0686).

ABOUT APOLLO INVESTMENT CORPORATION

Apollo Investment Corporation, or the Company, is a closed-end investment company that has elected to be treated as a business development company under the Investment Company Act of 1940. The Company’s investment portfolio is principally in middle-market private companies. The Company invests primarily in mezzanine loans and senior secured loans in furtherance of its business plan and also invests in the equity of portfolio companies. Apollo Investment Corporation is managed by Apollo Investment Management, L.P., an affiliate of Apollo Management, L.P., a leading private equity investor.

FORWARD-LOOKING STATEMENTS

Statements included herein may constitute “forward-looking statements.” These statements are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in our filings with the Securities and Exchange Commission. The Company undertakes no duty to update any forward-looking statements made herein.

CONTACT:	Richard L. Peteka, 212-515-3488
Apollo Investment Corporation

SOURCE:	Apollo Investment Corporation

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